SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                     Date of report (Date of earliest event
                          reported) February 10, 1997



                             NACCO Industries, Inc.
             (Exact name of registrant as specified in its charter)



Delaware                       1-9172                  34-1505819
(State or other             (Commission             (IRS Employer
jurisdiction of              File Number)           Identification
incorporation)                                      Number)



              5875 Landerbrook Drive, Mayfield Heights, Ohio 44124
(Address of principal                                                (Zip Code)
  executive offices)



Registrant's telephone number,
  including area code (216) 449-9600




         (former name or former address, if changed since last report)





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Item 5.  Other Events

                  Frank B. O'Brien, Senior Vice President - Corporate Development and Chief Financial Officer of registrant, has announced that he will resign his position with the registrant effective March 5, 1997 to become Senior Vice President and Chief Financial Officer of Ingersoll-Rand Company.



































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


                                    Signature


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NACCO Industries, Inc.
                                                 (Registrant)



Date:        February 10, 1997        By:     Charles A. Bittenbender

                                      Name:   Charles A. Bittenbender
                                      Title:  Vice President, General Counsel
                                              and Secretary

























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